EXHIBIT 10.1

BUFFALO WILD WINGS®

Amendment to Area Development Agreement

THIS AMENDMENT is made and entered into by and among Buffalo Wild Wings International, Inc., an Ohio corporation ("we," "us" or "Franchisor"), and AMC Wings, Inc., a Michigan corporation ("AMC", "Developer" or "you"). All capitalized terms not defined in this Amendment have the meanings set forth in the Area Development Agreement (defined below). To the extent that the terms of this Amendment are inconsistent with any of the terms of the Area Development Agreement, the terms of this Amendment will supersede and govern. This Amendment is effective on the date we sign below (the "Effective Date").

RECITALS

WHEREAS, Franchisor and Developer are parties to an Area Development Agreement dated July 18, 2003, as amended December 27, 2003, March 20, 2007, and November 5, 2007 (the "ADA"), pursuant to which Developer was granted the right to develop and operate twenty-three (23) BUFFALO WILD WINGS restaurants;

WHEREAS, Developer requested the right to develop nine (9) additional BUFFALO WILD WINGS restaurants under the ADA in the Development Territory as further specified in Section 4 below, for a total of thirty-two (32) Restaurants; and

WHEREAS, Franchisor has agreed to this request, subject to the terms and conditions hereof.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that the ADA is amended as follows:

1.

Section 2A of the ADA is deleted and replaced with the following:

"We grant to you, under the terms and conditions of this Agreement, the right to develop and operate thirty-two (32) BUFFALO WILD WINGS Restaurants (the "Restaurants") within the territory described on Appendix A ("Development Territory")."

2.

Section 3A of the MA is amended to include the following language:

Franchisor and Developer acknowledge and agree that Developer previously paid a Development Fee in the amount of $60,000 to Franchisor on or about July 18, 2003. Franchisor and Developer further acknowledge and agree that, Developer paid a Development Fee in the amount of $40,000 on or about March 20, 2007. Franchisor and Developer further acknowledge and agree that, Developer paid a Development Fee in the amount of $25,000 on or about October 11, 2007. The initial franchise fee for stores #24432 is $12,500, $6,250 of which will be due at signing of each Franchise Agreement. Franchisor and Developer further acknowledge and agree that, on or before the Effective Date of the Amendment, and in consideration of the Franchisor's grant of rights to develop an additional nine (9) BUFFALO WILD WINGS Restaurants, Developer shall pay to Franchisor a Development Fee applicable to these nine (9) Restaurants in the amount of $31,250. Franchise fees of $25,000 are being waived conditioned upon the Flint, Michigan location opening on or before December 28, 2008. If the Flint, Michigan location does not open by December 28, 2008 Developer will pay $25,000 within 30 days after 12/31/08.

3.

Appendix A attached to the ADA which contains the "Description of Development Territory" to the ADA is deleted and replaced with the following:

Territory in the Tampa, Florida area: North Boundary: Pasco County line & Hernando County Line, then eastbound on a line along Pasco County line to Sumter County Line. East Boundary: Sumter County Line/Pasco County Line southbound to Hillsborough County Line continuing south along Hillsborough County Line to Mansatee County, then continuing south along Manatee County line to Route 72. South Boundary: Route 72 westbound to Gulf of Mexico. West Boundary: Route 72 & Gulf of Mexico, then north bound along shoreline of Gulf of Mexico to Tampa Bay, then follow eastern shoreline of Tampa Bay in a NE direction to City of Tampa; follow Tampa Bay shoreline around Tampa Bay peninsula, then in a NW direction to intersection with Tampa Bay shoreline and Hillsborough County line; then northbound along Hillsborough county line to Pasco County Line eastbound to Route 41 northbound to intersection with Pasco and Hernando County line.

Territory in Pinnellas Park, Florida: North Boundary: South side of Route 688. East Boundary: Western shore Tampa Bay. South Boundary: Route 92 & western shore Tampa Bay to Roosevelt Blvd. West Boundary: Roosevelt Blvd.

Territory in St. Petersburg, Florida: South of Route 688 in St. Petersburg, Florida with Tampa Bay as east boundary and Gulf of Mexico as west boundary.

Territory in Lee County, Florida: Lee County, Florida with southern boundary stopping at Exit 128 on I-75.

Territory in Lapeer, Michigan: A four mile radius from the intersection of M-24 and I-69, more precisely described as Latitude 43.0244/Longitude -83.3225.

Territory in Owosso, Michigan: A six mile radius from the intersection of M-21 and M-52, more precisely described as Latitude 42.9975/Longitude -84.1367.

Territory in Adrian, Michigan: A four mile radius from the intersection ofM-34 and US-223, more precisely described as Latitude 41.8891/Longitude -84.0604.

Territory in Marquette, Michigan: A three mile radius from the intersection of County Hwy 492 and M-41, more precisely described as Latitude 46.5494/Longitude -87.4558.

Territory in Sault Sainte Marie, Michigan: A three mile radius from the intersection of Larke Street and 1-75, more precisely described as Latitude 46.4629/Longitude -84.3833.

Territory in Gaylord, Michigan: A four mile radius from the intersection of I-75 and M-32, more precisely described as Latitude 45.0279/Longitude -84.6879.

Territory in Cadillac, Michigan: A three mule radius from the intersection of 34 Mile Road and US-131, more precisely described as Latitude 44.2814/Longitude -85.3885.

Territory in Alpena, Michigan: A three mile radius from the intersection of M-32 and Bagley Street, more precisely described as Latitude 45.0616/Longitude -83.4714.

Territory in West Branch, Michigan: A four mile radius from the intersection of I-75 and Business I-75, more precisely described as Latitude 44.2451/Longitude -84.2255.

Territory in Downtown Detroit, Michigan: Beginning at the intersection of Pallister and Rosa Parks Blvd., then east on Pallister to the intersection of Pallister and Bethune, then east on Bethune to John R, then south on John R to Mack, then east on Mack to I-75, then south on 1-75 to 1-375, then south on I-375 to Jefferson, then eat on Jefferson to Rivard, then south on Rivard to the waterfront, then west along the waterfront to a chord aligned with Trumbull, then north on Trumbull to Holden, then northwest on Holden to Pallister, then north on Pallister to the point of beginning.

City Limits: The Designated Territory shall also include the city limits of Belleville, Chesterfield, Flint, Grand Blanc, Traverse City, Petoskey, and Port Huron in the State of Michigan and the city limits of Lakeland in the State of Florida.

4.

The table in Appendix B to the ADA, which contains the Development Schedule, is deleted and replaced with the following:

Restaurant Number	Restaurant Type	Date by Which Franchise Agreement Must be Signed and Site Approval Request Must be Submitted to us	Date by Which the Restaurant Must be Opened and Continuously Operating for Business in the Territory	Cumulative number of Restaurants Required to be Open and Continuously Operating for Business in the Development Territory as of the Date in Preceding Column
1	Free Standing	Date of this Agreement	July 1, 2004	1
2	End Cap	August 1, 2004	July 1, 2005	2
3	End Cap	August 1, 2005	May 1, 2006	3
4	End Cap	March 1, 2006	May 1, 2007	4
5	End Cap	August 1, 2006	September 1, 2007	5
6	TBD	March 1, 2007	November 1, 2007	6
7	TBD	August 1, 2007	March 1, 2008	7
8	TBD	March 1, 2008	November 1, 2008	8
9	TBD	August 1, 2008	March 1, 2009	9
10	TBD	March 1, 2009	November 1, 2009	10
11	TBD	September 1, 2009	May 1, 2010	11
12	TBD	March 1, 2010	November 1, 2010	12
13	TBD	September 1, 2010	May 1, 2011	13
14	TBD	March 1, 2011	November 1, 2011	14
15	TBD	August 1, 2011	April 1, 2012	15
16	TBD	December 1, 2011	August 1, 2012	16
17	TBD	March 1, 2012	November 1, 2012	17
18	TBD	August 1, 2012	April 1, 2013	18
19	TBD	December 1, 2012	August 1, 2013	19
20	TBD	March 1, 2013	November 1, 2013	20
21	TBD	August 1, 2013	April 1, 2014	21
22	TBD	December 1, 2013	August 1, 2014	22
23	TBD	March 1, 2014	November 1, 2014	23
24	TBD	August 1, 2014	April 1, 2015	24
25	TBD	December 1, 2014	August 1, 2015	25
26	TBD	March 1, 2015	November 1, 2015	26
27	TBD	August 1, 2015	April 1, 2016	27
28	TBD	December 1, 2015	August 1, 2016	28
29	TBD	March 1, 2016	November 1, 2016	29
30	TBD	August 1, 2016	April 1, 2017	30
31	TBD	December 1, 2016	August 1, 2017	31
32	TBD	March 1, 2017	November 1, 2017	32

5.

Developer acknowledges and agrees to perform his own training beginning in 2009 Restaurants 10 thru 32.

6.

Effect. Except as expressly modified herein, the terms of the ADA control.

DEVELOPER:

US:

AMC WINGS, INC.

BUFFALO WILD WINGS INIFRNATIONAL, INC.

Date:  12/10/2009

Date: _________________________________

_____________________________________

______________________________________

By:

Diversified Restaurant Holdings, Inc.

By:  Sally J. Smith

As Sole Shareholder of AMC Wings, Inc.

Its:   President & CEO

Its:

President & CEO, T. Michael Ansley

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